Fair Value Measurements	9 Months Ended
Sep. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 9—Fair Value Measurements
The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants were measured at fair value using Black-Scholes and Monte Carlo simulation model. For the three months ended September 30, 2021, the Company recognized a non-operating
loss in the accompanying unaudited condensed consolidated statements of operations resulting from an increase in the fair value of derivative warrant liabilities of approximately $2.7 million. For the nine months ended September 30, 2021, the Company recognized a non-operating
gain in the accompanying unaudited condensed consolidated statements of operations resulting from a decrease in the fair value of derivative warrant liabilities of approximately $0.7 million.
The following table presents information about the Company’s financial assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2021 by level within the fair value hierarchy:

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)

Assets:
Investments held in Trust Account—U.S. Treasury Securities (1)	$345,097,744	$—	$—
Liabilities:
Derivative warrant liabilities	$13,110,000	$—	$21,360,000

(1)	Excludes $914 of cash balance held within the Trust Account
Transfers to/from Levels 1, 2 and 3 are recognized at the beginning of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement in April 2021, when the Public Warrants were separately listed and traded. As of September 30, 2021, the Public Warrants were publicly traded at $1.90 per warrant.

The estimated fair value of the Private Placement Warrants, and the Public Warrants prior to being separately listed and traded, is determined using Level 3 inputs. Inherent in a Black-Scholes and Monte Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer company’s common stock that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon
yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.
The following table provides quantitative information regarding Level 3 f
a
ir value measurements inputs as their measurement dates:

As of September 30, 2021

Exercise price	$11.50
Stock price	$9.91
Volatility	26.6% - 45.2%
Term	5.17
Risk-free rate	1.0%
Dividend yield	0.0%
The change in the fair value of the derivative warrant liabilities at level 3 for the nine months ended September 30, 2021 is summarized as follows:

Level 3—Derivative warrant liabilities at January 1, 2021	$—
Issuance of Public and Private Warrants	35,175,000
Change in fair value of derivative warrant liabilities	(495,335)

Level 3—Derivative warrant liabilities at March 31, 2021	$34,679,665
Transfer to Level 1	(12,489,000)
Change in fair value of derivative warrant liabilities	(237,333)

Level 3—Derivative warrant liabilities at June 30, 2021	$21,953,332
Change in fair value of derivative warrant liabilitie s	(593,332)
Level 3—Derivative warrant liabilities at September 30, 2021	$21,360,000